Acquisition of DADS™ Technology and Charge for Acquired In-Process Research and Development	12 Months Ended
Dec. 31, 2013
Research and Development [Abstract]
Acquisition of DADS™ Technology and Charge for Acquired In-Process Research and Development
8)	Acquisition of DADS™ Technology and Charge for Acquired In-Process Research and Development

On September 14, 2012 and as previously indicated in Note 4, the Company acquired the DADS™ technology through the issuance of a promissory note. A total of $1,230,768 was allocated to acquired in-process research and development on that date. As the DADS™ technology required substantial additional development and its commercial viability was uncertain, the amount allocated to acquired in-process research and development was immediately charged to expense in conformity with generally accepted accounting practices.